'

                                                                    Exhibit 99.7

DRAFT - 9/14/04-NOT FOR RELEASE

          MED DIVERSIFIED ANNOUNCES CONFIRMATION OF PLAN OF LIQUIDATION

              Shares to Be Cancelled Upon Completion of Asset Sale

ANDOVER, MASS.--SEPTEMBER 15, 2004 -- Med Diversified, Inc., (PINK SHEETS:
MDDVQ; "Med"), today announced that the U.S. Bankruptcy Court for the Eastern District of New York (the "Bankruptcy Court") has confirmed Med's Second Amended Plan of Liquidation ("the Plan") by order dated September 10, 2004. The Plan will become effective on September 17, 2004. In the event it does not become effective on such date, the Company will make a further announcement upon the actual date of effectiveness.

As of the Plan's effective date, a designated officer will assume corporate governance duties and possess the powers and authority of the board of directors and the shareholders of Med.

As previously disclosed in public filings with the SEC, Med shareholders will receive no distribution on account of their shares. The shares are expected to remain outstanding until Med completes the transfer of ownership interests in the assets of its subsidiary Tender Loving Care Health Care Services later this year. In any event, upon completion of this sale, all shares of stock will be cancelled and Med will dissolve.

Copies of the confirmation order and the Plan have been attached as an exhibit to Med's report on Form 8-K filed today with the U.S. Securities and Exchange Commission (the "SEC"), and the Plan is also available to download on Med's website.

The Bankruptcy Court also approved the plan of liquidation for Med's subsidiary Resource Pharmacy, Inc, with the plan expected to become effective this week. Additionally, the Court confirmed the plan of reorganization for certain of Med's other subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. ("the Chartwell Debtors"). The Chartwell Debtors will complete their reorganization and emerge from bankruptcy under the ownership of Private Investment Bank Limited once the reorganization plan becomes effective. Two other subsidiaries, Chartwell Home Therapies and Chartwell Management Company, did not file for bankruptcy protection.

ABOUT MED DIVERSIFIED
Med Diversified operates companies in various segments within the health care industry, including pharmacy, home infusion, management, clinical respiratory services, home medical equipment, home health services and other functions. For more information, see http://www.meddiversified.com.

SHARES OF THE COMPANY'S STOCK WILL BE CANCELLED UPON THE CLOSING OF THE SALE OF THE ASSETS OF ITS WHOLLY-OWNED SUBSIDIARY, TENDER LOVING CARE HEALTH CARE SERVICES, INC. STATEMENTS IN THIS NEWS RELEASE THAT RELATE TO MANAGEMENT'S EXPECTATIONS, INTENTIONS OR BELIEFS CONCERNING FUTURE PLANS, EXPECTATIONS, EVENTS AND PERFORMANCE ARE "FORWARD LOOKING" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS INCLUDE ASSUMPTIONS, BELIEFS AND OPINIONS RELATING TO THE COMPANY'S BUSINESS STRATEGY, MANAGEMENT'S ABILITY TO SATISFY INDUSTRY AND CONSUMER NEEDS WITH ITS PRODUCTS AND SERVICES AND, HEALTH-CARE INDUSTRY TRENDS. MANY KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING GENERAL ECONOMIC CONDITIONS AND RISK FACTORS DETAILED FROM TIME TO TIME IN NEWS RELEASES AND THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CAUSE THESE FORWARD-LOOKING STATEMENTS TO BE INCORRECT IN WHOLE OR IN PART. THE INVESTOR SHOULD REVIEW SUCH PUBLIC FILINGS TO GET A COMPREHENSIVE PICTURE AND ANALYSIS OF ALL CONDITIONS AND CIRCUMSTANCES. THE COMPANY EXPRESSLY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS DUE TO A VARIETY OF FACTORS SET OUT ABOVE, INCLUDING, WITHOUT LIMITATION, INTEGRATION OF BUSINESS AND MANAGEMENT ASSOCIATED WITH THE COMPANY'S BUSINESS RELATIONSHIPS AND ACQUISITIONS, ACCEPTANCE BY CUSTOMERS OF THE COMPANY'S PRODUCTS AND SERVICES, COMPETITION IN THE HEALTHCARE MARKET, GOVERNMENT REGULATION OF HEALTH CARE, THE COMPANY'S LIMITED OPERATING HISTORY, GENERAL ECONOMIC CONDITIONS, AVAILABILITY OF CAPITAL AND OTHER FACTORS.

# # #

FOR MORE INFORMATION:
Alexander H. Bromley
Vice President and General Counsel
(978) 323-2553

                                                                               2